SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2002


                          BIRMINGHAM STEEL CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                            1-9820               13-3213634
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
   incorporation)                                           Identification No.)

          1000 Urban Center Drive, Suite 300, Birmingham, Alabama 35242
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 970-1200

          (Former name or former address, if changed since last report)



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Item 3.           Bankruptcy or Receivership.

On June 3, 2002, Birmingham Steel Corporation, along with certain of its subsidiaries filed a case in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the Bankruptcy Code styled In re Birmingham Steel Corporation, et al., Case No. 02-11586, along with a Joint Plan of Reorganization, pursuant to which it is seeking to effect the sale of substantially all of its assets to Nucor Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
(a)      Financial Statements of Businesses Acquired.  Not applicable.
(b)      Pro Forma Financial Information.  Not applicable.
(c)      Exhibits.  Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BIRMINGHAM STEEL CORPORATION


Date:    June 13, 2002        By:  /s/ Catherine W. Pecher
                              -----------------------------
                              Name:  Catherine W. Pecher
                              Its:     Vice President - Administration and
                                                    Corporate Secretary